File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
We have filed a registration statement on Form S-1 with the SEC in connection with this offering. In addition, we are required to file annual, quarterly and current reports and other information with the SEC. You may read and copy the registration statement and any other documents we have filed at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our SEC filings are also available to the public at the SEC's Internet site at http://www.sec.gov.

The prospectus is part of the registration statement and does not contain all of the information included in the registration statement and the exhibits, schedules and amendments to the registration statement. Some items are omitted in accordance with the rules and regulations of the SEC. For further information with respect to us and the Notes, we refer you to the registration statement and to the exhibits and schedules to the registration statement filed as part of the registration statement. Whenever a reference is made in the prospectus to any of our contracts or other documents, the reference may not be complete and, for a copy of the contract or document, you should refer to the exhibits that are a part of the registration statement.

We "incorporate" into the prospectus information we filed with the SEC in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009. This means that we disclose important information to you by referring to our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which is available on our website, www.prosper.com.

The information incorporated by reference is considered to be part of the prospectus. Information contained in the prospectus automatically updates and supersedes previously filed information.

You may request a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which will be provided to you at no cost, by writing, telephoning or emailing us. Requests should be directed to Customer Support, 111 Sutter St, 22nd Floor, San Francisco, CA 94104; telephone number (415) 593-5400; or emailed to support@prosper.com. In addition, our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 is available on our website, www.prosper.com.
Listing Report:Supplement No. 276 dated Jun 30, 2010 to Prospectus dated Jul 13, 2009

The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 272077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$121.27

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1989	Debt/Income ratio:	8%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	6y 1m
Credit score:	660-679 (Jun-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$240	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	10
Screen name:	SuzieQGramma	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to? pay medical bills and consolidate debt

My financial situation:
I am a good candidate for this loan because? I take my financial responsibilities very seriously. My intention is?to use my Prosper loan?to consolidate my debt?and medical bills. My monthly income would then be sufficient to pay my bills and have more than enough to pay my Prosper loan. I am a single parent with a daughter who is a senior in college. My daughter's college expenses, which I pay, average about $1,000 per month. My daughter works 30 hours per week besides being a full-time student. She recieves very good grades and is on schedule to graduate this summer. The money for college expenses I now pay will be available to?acellerate payments on?my Prosper loan. In addition, I have guardianship of my two granddaughters, ages 8 and 9. My granddaughters' father, my son, is in the Army and was seriously wounded in Iraq. My career Army son, after numerous surgeries and extensive therapies, is scheduled for a third tour in Iraq.?Besides the added expense of my granddaughters living with me, there has been unexpected medical bills. My credit rating would be over 100 points higher if I did not get overwhelmed with added expenses that caused me to fall behind in some of my bills, yet I could never turn my back on my family when?needed. My granddaughters are very special and?dear to me!? I would be?most grateful for your help.

Monthly net income: $ 4050????

Monthly expenses: $4050
Housing:$950
??Insurance: $375 Life, Home, Car, Business Liability, Medical?
??Car expenses: $525 Payment, Gas, Maintenance
??Utilities: $225
??Phone, cable, internet: $100
??Food, entertainment: $275
??Clothing, household expenses $325?
??Credit cards and other loans: $275 This would be available to pay my Prosper loan
??Other expenses: $900-$1000 Daughter's average monthly college expenses
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$215.89

Auction yield range:	5.98% - 11.00%	Estimated loss impact:	5.18%
Lender servicing fee:	1.00%	Estimated return:	5.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2002	Debt/Income ratio:	21%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 5	Length of status:	4y 4m
Credit score:	740-759 (Jun-2010)	Total credit lines:	16	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$6,567	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	louisiana208	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off High Interest CC!
I currently have a high interest credit card through Discover Card...I have the high balance now due to paying for our honeymoon. I'm sick of paying the payments on it, to barely see the balance going down. I am new to this, so please help me out. Thanks alot!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$542.14

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2003	Debt/Income ratio:	31%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 7	Length of status:	1y 10m
Credit score:	680-699 (Jun-2010)	Total credit lines:	14	Occupation:	Medical Technician
Now delinquent:	1	Revolving credit balance:	$39	Stated income:	$25,000-$49,999
Amount delinquent:	$64	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	brightest-clean-fund	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to pay off CAR @ 29.99 APR!
Need to pay off CAR @ 29.99 APR! - Made a huge first time buyer mistake and bought a car with super high APR -

Please help me out!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 462501
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$301.40

Auction yield range:	16.98% - 20.00%	Estimated loss impact:	35.63%
Lender servicing fee:	1.00%	Estimated return:	-15.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1989	Debt/Income ratio:	21%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	7y 3m
Credit score:	680-699 (Jun-2010)	Total credit lines:	33	Occupation:	Police Officer/Corr...
Now delinquent:	3	Revolving credit balance:	$10,548	Stated income:	$50,000-$74,999
Amount delinquent:	$2,274	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	BarginSellerdotcom	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To pay off credit cards
Purpose of loan:
The purpose of this loan is to pay off credit card and debt consolidation.

My financial situation:
I am a state employee with a stead per month income.? I have been employed in the same position for 7 1/2 years since 3003.? My goal is to retire in about 10 years with same profession and same employer.

Monthly net income: $ 3800

Monthly expenses:
Just to many to list.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$96.80

Auction yield range:	3.98% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	32%
Basic (1-10):	9	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	15 / 14	Length of status:	23y 5m
Credit score:	740-759 (Jun-2010)	Total credit lines:	35	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$32,619	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fairness-igloo1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	740-759 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	760-779 (Aug-2009)
Principal balance:	$7,468.91	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Keeping Current For HARP or HAMP
Purpose of loan:
This loan will be used to?Stay current on all bills/keep credit rating up?while in the process of getting?property refinanced to a lower rate.

My financial situation:
I am a good candidate for this loan because?
(See payment history on first loan)
Monthly net income: $ 5,300 (does not inclued online income)

Monthly expenses: $
??Housing: $ 1811 (in second year of 10 year i/o then 20 years fixed at 6.5%)
??Insurance: $ 96
??Car expenses: $ 100
??Utilities: $ 230
??Phone, cable, internet: $ 208
??Food, entertainment: $ 500
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1450
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463799
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$1,102.78

Auction yield range:	16.98% - 32.00%	Estimated loss impact:	36.38%
Lender servicing fee:	1.00%	Estimated return:	-4.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2006	Debt/Income ratio:	57%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	0y 0m
Credit score:	640-659 (Jun-2010)	Total credit lines:	3	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$9,105	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	pound-philosopher2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to?
consolidate my credit card and student loan debt. After 3 years of traditional universities, I finished my schooling through Columbia Southern University, an online university that didn't fall under Title IV which enables one to obtain student loans. Thus, I paid for my schooling with a credit card and accumulated what I consider a debt that's outweighed by the outcome (my Bachelor of Science in Hospitality and Tourism)! However, the interest is outrageous and I'd like to pay it off ASAP!
My financial situation:
I am a good candidate for this loan because?
I have never defaulted, missed, or been late on any of?my credit card and student loan payments. I have secured a job that guarantees me 40 hours a week at $15/hr with great opportunity for overtime.
Monthly net income: $
2500
Monthly expenses: $
??Housing: $ 400????
??Insurance: $?60
??Car expenses: $ 0
??Utilities: $80
??Phone, cable, internet: $0
??Food, entertainment: $50?
??Clothing, household expenses $0
??Credit cards and other loans: $320
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	41%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 15	Length of status:	5y 0m
Credit score:	640-659 (Jun-2010)	Total credit lines:	75	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$3,091	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	myday	Borrower's state:	Missouri	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	61 ( 97% )	640-659 (Latest)
Principal borrowed:	$12,500.00	< 31 days late:	2 ( 3% )	620-639 (Apr-2008) 580-599 (Apr-2007)
Principal balance:	$1,941.13	31+ days late:	0 ( 0% )
Total payments billed:	63
Description
Keeping my Future Stable
Purpose of loan:
Dear Prosper Lenders ???I have taken out 2 prosper loans before and found the Prosper community to be great.? Please don?t judge me by my credit score alone.?? As I indicated in my first Prosper listing?I had a good credit rating until several years ? I was part of a lay off and I still had bills, credit cards, medical payments, and in school.?I am now in a much more stable situation.? As you can see my Credit Rating has actually went up again!!? I have been blessed to have kept a job and progress in current career throughout these tough economical times. I am currently in a situation where I?ve had to take out a loan in order to pay for my car to be fixed ($2,700). I had to have the entire electrical system called a DME replaced as well as the battery.? I also had to pay personal property taxes and now my credit card debt is starting to pile up due my commitment to my older son to attend 2 very important summer camps to determine which college he will be attending ? Gallaudet in Washington DC and the National Technical Institute for the Deaf in Rochester New York.? He is 17 years old and goes to a public High School in which he takes all regular (non special education) grade appropriate classes.? He has an Interpreter for each class (sign language) and reads lips very well. He has an overall GPA of 3.3 (this has gone up) which all of his teacher have stated is very good.? He runs track and is on the football team.

Please note that the two payments that show were late were 1) due to me changing banking accounts less than 10 days and 2) on my last Prosper payment it was more than they deducted and I had to authorize a manual deduction.

This loan will consolidate my current credit card debt and high interest loan and save me several hundred dollars each month.?

My financial situation:
Monthly Income (verifiable)
Monthly Net Salary (bi weekly $1724)
Total Monthly Income ?$3448.00

Monthly expenses: $?
Mortgage/rent: $ 750 (Insurance: $97)
Car expenses: $400
Utilities:?$350
Phone, cable, internet: $100
Food, entertainment: $200
Clothing, household expenses $150
Monthly expenses:? $2047.00

Credit cards and other loan payments:
Capital One CC?s:? $2500 Mnthly pymt:? $300 +
Orchard Bnk CC?s: $1000 ?Mnthly pymt:? $100+
Quick Click Ln;? $3000??? Mnthly Pymnt:? $272
Sun Loan:? $1400?????? Mnthly Pymnt:? $110?
Monthly Debt Payment $782

As you can see by consolidating my bills I will literally be saving hundreds of $$.? Please feel free to ask me any questions.??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	7	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	8 / 6	Length of status:	1y 4m
Credit score:	640-659 (Jun-2010)	Total credit lines:	22	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$647	Stated income:	$50,000-$74,999
Amount delinquent:	$50	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	listing-trooper	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
equiptment needed for season
Purpose of loan:use for equiptment needed for the season and to invest in new business
This loan will be used to?

My financial situation:i already have another business that is doing really well plus a part time job for frito lay.the pay back will not be a problem.
I am a good candidate for this loan because?

Monthly net income: $ 7000.

Monthly expenses: $ 1750.
??Housing: $ 550.
??Insurance: $ 150.
??Car expenses: $ 550.
??Utilities: $ 60.
??Phone, cable, internet: $ 60.
??Food, entertainment: $ 65.
??Clothing, household expenses $
??Credit cards and other loans: $ 300.
??Other expenses: $ 40.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	7 / 7	Length of status:	30y 3m
Credit score:	640-659 (Jun-2010)	Total credit lines:	12	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,307	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	mindful-vigilance	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding Established Business
Purpose of loan:
This loan will be used to?
expand a well-established successful carpet cleaning business
There is a carpet cleaning unit currently available on Craigslist for $25,000, originally $50,000 plus a customer base
My financial situation:
I am a good candidate for this loan because?
My current business is debt-free.? My vendor references will provide an outstanding credit history.?
Monthly net income: $
$4,300 plus Spouse $2,400
Monthly expenses: $
??Housing: $?
1,828
??Insurance: $?
Life, Business approximately 463
??Car expenses: $?
Gas:? Approximately $300 per month
??Utilities: $?
Approximately 555
??Phone, cable, internet: $?
Included in Utilities
??Food, entertainment: $?
$200-300?

??Clothing, household expenses $?
$100
??Credit cards and other loans: $?
approximately 555
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$129.89

Auction yield range:	7.98% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1995	Debt/Income ratio:	61%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 16	Length of status:	11y 6m
Credit score:	680-699 (Jun-2010)	Total credit lines:	32	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$22,488	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	a-nourishing-moola	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Son's Future
Purpose of loan:
My son just graduated in New York and has been looking for a job non-stop. He finally landed one but is 2 months behind on his rent and other bills. With this loan I can help him stay and he can continue his career

My financial situation:
I am a good candidate for this loan because I can easily pay the monthly charge and help my son continue his dream of becoming a filmmaker.

Monthly net income: $ My monthly income is roughly 3000 a month. My husband works in construction and his pay depends on the project

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 400
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1996	Debt/Income ratio:	22%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 2	Length of status:	0y 5m
Credit score:	640-659 (Jun-2010)	Total credit lines:	14	Occupation:	Sales - Commission
Now delinquent:	1	Revolving credit balance:	$22,301	Stated income:	$75,000-$99,999
Amount delinquent:	$360	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	dime-mastery	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation - with PG
Purpose of loan:
The purpose of this loan is to clean up my old business debt that I lost in 2008-09 -? If you look at my credit history its been perfect for 14 years - and just recently?i had?my business partner leave without offering to clean up the debt - ?had some old business debt that I want to get cleaned up.?? I'm willing to pay the higher interest rate in exchange for assistance in cleaning up?this old?debt.? ?

My financial situation:
I am a good candidate for this loan because? I've since started a great job, with an extremely larger profit margin due to - no overhead or expense - at the same rate of pay.?

Monthly net income: $
6750
Monthly expenses: $
??Housing: $ 1750
??Insurance: $ 0.00
??Car expenses: $0.00
??Utilities: $?100
??Phone, cable, internet: $ 170
??Food, entertainment: $ 350
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 625
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$199.29

Auction yield range:	3.98% - 11.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1995	Debt/Income ratio:	39%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 9	Length of status:	11y 0m
Credit score:	740-759 (Jun-2010)	Total credit lines:	20	Occupation:	Tradesman - Plumber
Now delinquent:	0	Revolving credit balance:	$49,820	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	elevated-order3	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan to pay a off high rate card
Purpose of loan:
This loan will be used to? Pay off a high interest rate credit card.

My financial situation:

I am a good candidate for this loan because?

I have good credit score and have never defaulted on a loan.

I have had my secure job for 11 years with public employment.

I have been thinking about prosper for some time now but just never joined up. Now I figure why not pay the interest to private investors instead of the credit card companies. I was married last year and we have been serious on paying down our credit cards. We have paid down over 3000.00 in last 6 months.

I have no one to vouch for me on here because my state is not a lender state.

Thank you for looking at my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$302.10

Auction yield range:	3.98% - 8.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1988	Debt/Income ratio:	27%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	23 / 22	Length of status:	11y 7m
Credit score:	780-799 (Jun-2010)	Total credit lines:	45	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$58,568	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	L2SGirls	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	780-799 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	760-779 (Aug-2007)
Principal balance:	$753.83	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
Credit Debt Consolidation
Purpose of loan:
This loan will be used to consolidate and to pay off my credit cards for good.? My three year plan is to be entirely debt free by 2013.

My financial situation:
I am a good candidate for this loan because?I had a loan three years ago with Prosper to start a business on the side.? Unfortunately that did not fair well but I did break even.? I only have two more payments left on this loan (ends in September) and I have never been late ever.? I?am employed at the same job with a local government agency for over 11 years and I have a steady reliable source of income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$131.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2000	Debt/Income ratio:	30%
Basic (1-10):	3	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 9	Length of status:	6y 5m
Credit score:	720-739 (Jun-2010)	Total credit lines:	29	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$6,157	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	wealth-bearer9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1984	Debt/Income ratio:	30%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	14y 7m
Credit score:	780-799 (Jun-2010)	Total credit lines:	28	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	9
Screen name:	DebL	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	24 ( 96% )	780-799 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	1 ( 4% )	680-699 (Nov-2007) 680-699 (Apr-2007)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Puttin in a new kitchen
Purpose of loan:
This loan will be used to do some needed remodeling of my home in order to?keep in attractive for resale.?

My financial situation:
I am a good candidate for this loan because I have borrowed from Prosper in the past and paid the loan back early!

Monthly net income: $ 4690

Monthly expenses: $
??Housing: $ 1501
??Insurance: $ 150
??Car expenses: $?425
??Utilities: $ 225
??Phone, cable, internet: $ 331
??Food, entertainment: $ 525
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 0
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$274.76

Auction yield range:	16.98% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	20%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 8	Length of status:	16y 2m
Credit score:	700-719 (Jun-2010)	Total credit lines:	34	Occupation:	Police Officer/Corr...
Now delinquent:	1	Revolving credit balance:	$3,715	Stated income:	$75,000-$99,999
Amount delinquent:	$9,784	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	market-pursuit	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? debt consolidation.? I am in the process of divorce.? Getting my life together.? I have great kids and want to be able to enjoy my life with them.??Taking steps in the right direction of paying down credit cards.?

My financial situation:
I am a good candidate for this loan because? I pay on time every month and have a secure job that I enjoy doing everyday.

Monthly net income: $ 4730

Monthly expenses: $
??Housing: $ 1360
??Insurance: $ 113
??Car expenses: $ 339
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 250
??Clothing, household expenses $ 200
??Credit cards and other loans: $?800
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464453
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1992	Debt/Income ratio:	7%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	21y 5m
Credit score:	700-719 (Jun-2010)	Total credit lines:	46	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	26
Screen name:	active-agreement6	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment in New Digital Media
This loan will be used as a small investment into a company called Independent Features. They focus on independent film, television, digital distribution, and new media and have developed groundbreaking trends that have and will continue to shape the future of the entertainment industry.

I have zero debt and my monthly expenses are:

Rent: $1,000
Cable $99
Phone $125
Electricity $50-175

I am also a real estate broker but did not include that income on my profile.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464471
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,350.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.33%	Starting borrower rate/APR:	9.33% / 11.93%	Starting monthly payment:	$43.14

Auction yield range:	3.98% - 8.33%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	132%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 10	Length of status:	0y 10m
Credit score:	720-739 (Jun-2010)	Total credit lines:	27	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$20,067	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	order-pecan	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off two credit cards
Purpose of loan:
Is to pay off two very high interest rate credit cards 23.99% & 24.99%. I am?very determined?to get out?of debt. Then I want to help others do the same.??

My financial situation:
I am a good candidate for this loan because I?have a very good history of paying my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464489
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$255.52

Auction yield range:	2.98% - 8.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1972	Debt/Income ratio:	25%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	4y 0m
Credit score:	800-819 (Jun-2010)	Total credit lines:	33	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$1,400
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	vivid-silver750	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off debts
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464491
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$328.23

Auction yield range:	10.98% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1989	Debt/Income ratio:	59%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 9	Length of status:	8y 10m
Credit score:	700-719 (Jun-2010)	Total credit lines:	47	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$11,432	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	rapid-gold	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off credit cards and short term loans I had to take to pay for my daughter's orthodontics.? I also have had an unusually high numbers of big bills recently, like new tires for her car, a new battery for my car (for which I was taken advantage of and overcharged) a leak in my house, a lawnmower, well, the list could go on and on.? I need some help.

My financial situation:
I am a good candidate for this loan because?I have worked continuously since I was 18 and out of high school.? I have a college degree.? I?have never been fired.? I just signed a three year contract at the high school where I teach so I?have a guaranteed job for the next three school years.??I am dependable and always pay things off.? I would never walk away from a contract.?

Monthly net income: $ 3450.00

Monthly expenses: $
??Housing: $ 1110.00
??Insurance: $ 226.00
??Car expenses: $ 500.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $?200.00
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$542.14

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1992	Debt/Income ratio:	43%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	9y 10m
Credit score:	660-679 (Jun-2010)	Total credit lines:	20	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$11,989	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	equitable-euro3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Same loan paid in less time!!!!
Purpose of loan:
This loan will be used to? consolidate credit card debt. My credit score today from another agency showed 713 - not sure why this one is so low.

My financial situation:
I am a good candidate for this loan because? I have previously had a similar loan for $15k, term was 36 months and I paid $600 every month. And I paid it off in ~30 months - less than the term amount.

Monthly net income: $ 3300 - $3500

Monthly expenses: $
??Housing: $ 725
??Insurance: $ 147
??Car expenses:?$75
??Utilities: $ 125
??Phone, cable, internet: $115
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1,000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464515
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1999	Debt/Income ratio:	28%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	3 / 3	Length of status:	7y 10m
Credit score:	640-659 (Jun-2010)	Total credit lines:	3	Occupation:	Teacher's Aide
Now delinquent:	0	Revolving credit balance:	$848	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	schoolteacher1234	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to?pay off all existing debts and do home improvements.

My financial situation:
I am a good candidate for this loan because?I pay all my bills on time and am never late. I have learned in the past that credit is very important and I have been working very hard to get my credit into great shape. I must be doing something right because I quilifyed to buy my first house. I will not let you down with this loan. My goal is to use this money to pay off some small existing loans I have and do some improvements on my house.
Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 678
??Insurance: $ 60
??Car expenses: $ 259
??Utilities: $ 100
??Phone, cable, internet: $ 25
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464521
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$242.66

Auction yield range:	5.98% - 14.00%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1991	Debt/Income ratio:	16%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	16y 5m
Credit score:	740-759 (Jun-2010)	Total credit lines:	19	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$25,726	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	intuitive-ore1	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinance 401k loan
Purpose of loan:
This loan will be used to? pay off my 401k loan so I can take out a new one.? Ill use the new funds to pay off my prosper loan.

My financial situation:
I am a good candidate for this loan because? this loan will be baid off in 3 months.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1992	Debt/Income ratio:	19%
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	5 / 4	Length of status:	4y 11m
Credit score:	640-659 (Jun-2010)	Total credit lines:	32	Occupation:	Construction
Now delinquent:	2	Revolving credit balance:	$2,590	Stated income:	$50,000-$74,999
Amount delinquent:	$20,206	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	13
Screen name:	creative-benefit7	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
School Activities for my kids
Purpose of loan:
This loan will be used to?
Pay for some things my two kids are involved with school activities.
My financial situation:
I am a good candidate for this loan because?
I have a good job and do pay my bills on time. I do have two marks against me?from my divorce but?I am trying very hard to get them worked out.
Monthly net income: $
4200
Monthly expenses: $
??Housing: $ 600
??Insurance: $ 70
??Car expenses: $ 500
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $?25
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.38%	Starting borrower rate/APR:	26.38% / 30.32%	Starting monthly payment:	$40.49

Auction yield range:	10.98% - 25.38%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Not employed
Enhanced (1-5):	4	Current / open credit lines:	6 / 4	Length of status:	0y 5m
Credit score:	700-719 (Jun-2010)	Total credit lines:	12	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	fantastic-generosity2	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying medications and some college
Purpose of loan:
This loan will be used to?pay?for some college classes and needed medications?

My financial situation:
I am a good candidate for this loan because?i?earn money and always pay my debts?

Monthly net income: $ 400.00

Monthly expenses: $ 150.00
??Housing: $?100 a month
??Insurance: $ 0
??Car expenses: $?30
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $?20
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464551
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$356.20

Auction yield range:	16.98% - 28.00%	Estimated loss impact:	19.63%
Lender servicing fee:	1.00%	Estimated return:	8.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1987	Debt/Income ratio:	13%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 13	Length of status:	5y 0m
Credit score:	720-739 (Jun-2010)	Total credit lines:	40	Occupation:	Nurse (RN)
Now delinquent:	1	Revolving credit balance:	$4,493	Stated income:	$100,000+
Amount delinquent:	$85	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	RNcBSN2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 65% )	720-739 (Latest)
Principal borrowed:	$14,750.00	< 31 days late:	8 ( 24% )	620-639 (May-2007) 620-639 (Mar-2007)
Principal balance:	$1.79	31+ days late:	4 ( 12% )
Total payments billed:	34
Description
Rn- help repair credit & college $
Purpose of loan: Debt consilidation, and execess college cost for my daughter
This loan will be used to? Paying my daughters excess collgege costs

My financial situation: Almost all bills are paid off, except mortgage and? 3800 in credit cards.
I am a good candidate for this loan becaus my job and income are steady and secure, and I make great money. I am willing to pay credit card rates so I can start to rebuild my credit . I?havent't been thinking about it previously, but I really need to bring it back to what it was before?I got divorced. I? think that Prosper is a great way to do it.?? My score has gone up by more thatn 80 points, and I want it get it up another 100 points. Help me acheive thins and I will help you make some money.

Monthly net income: $ 8000 ++

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 185
??Car expenses: $ 300
??Utilities: $ 450
??Phone, cable, internet: $ 185
??Food, entertainment: $ 850
??Clothing, household expenses $ 250
??Credit cards and other loans: $?450
??Other expenses: $ 1800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464557
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,475.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.33%	Starting borrower rate/APR:	10.33% / 12.44%	Starting monthly payment:	$274.78

Auction yield range:	3.98% - 9.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	23%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	22 / 18	Length of status:	3y 0m
Credit score:	760-779 (Jun-2010)	Total credit lines:	43	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$5,247	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	adventurous-nickel	Borrower's state:	Tennessee	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Needing 2 Remodel & Repair
Purpose of loan:
This loan will be used to repair my husband's air conditioning, replace our current deck and to make room additions due to a plan to be foster parents in the year to come. My husband is an Army veteran and I care?for veterans on a daily basis. ?I'm returning to school in the Fall to obtain my MSN degree in Nursing Administration & will obtain my FNP shortly thereafter. Officially enrolled on 6.22.10. My financial situation:I am a good candidate for this loan because I have improved my credit situation drastically over the last 3 years and I have a steady income due to being? a nurse (RN).I had a $4800 loan last year w/ a 36 month term & paid if off this year. I'm fully capable of paying the loan off in full. I would truly appreciate your assistance and will not let you down. I will definitely repay the loan in full & more than likely earlier than expected. I may become a lender myself in the year to come. Monthly net income: $ Typically $3800-$4000 Monthly expenses: $ Housing: In my husband's name & he pays the mortgage, large bills and insurance.$ 0
??Insurance: $ 0 paid in full $412.51 as of 6.15.2010 Car expenses: $ 640 @ 0% ?Utilities: $ 0 Phone, cable, internet: $ 104??Food, entertainment: $ 250
??Clothing, household expenses $40-50
Credit cards and other loans: $ $350
??Other expenses: $0. The past is behind me and I was struggling but I'm truly in a better position now. No delinquent accounts for over 3 years. Please help. I had a question recently asking if I would promise to repay if I received a loan. Yes, I do promise to repay it all back in full. Sometimes, our lives and our income do not afford us the initial advantage of taking care of everything initially, and therefore we have to borrow in order to get things done. I have done well over the last 3.5 years, and will definitely pay the loan back in full. This is my fourth listing due to not receiving enough bids, and the interest rate was too high for me. I would prefer an interest rate from 6%-9%. I'm good for it. ?I promise. Thanks in advance. If you have ANY questions feel free to post them.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464563
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$429.74

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1989	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 5	Length of status:	1y 2m
Credit score:	700-719 (Jun-2010)	Total credit lines:	23	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$11,322	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	green-respectful-fairness	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory of goods already sold
Purpose of loan:
This loan will be used to?
To purchase inventory I have sold.? I sell to large grocery store chains and extend net 30.
My financial situation:
I am a good candidate for this loan because? I have always held my credit with great respect.? I sold my mortgage company to raise the money for an experimental stem cell transplant for my 13 year old son at the time.He is 22 and healthy now.? I paid all the medical bills and maintained my credit.

Monthly net income: $ 7500.00 ???? ????

Monthly expenses: $ 3500.00
??Housing: $ 1300.00 ????
??Insurance: $ 100.00
??Car expenses: $ 1100.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464569
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2001	Debt/Income ratio:	40%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 9	Length of status:	3y 1m
Credit score:	640-659 (Jun-2010)	Total credit lines:	20	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$6,902	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	a-decisive-exchange	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of Aquarium Maintenance
Purpose of loan:
This loan will be used to purchase an Aquarium Installation and Maintenance Business.? I have been working for the business for 2 years and the owner would like to sell it to me.? For the last year I have been doing all the maintenance and dealing with the month to month operations of the business.?

My financial situation:
I am a good candidate for this loan because the owner is a close friend and also a collegue at my full time job at the Connecticut Department of Transportation.? The owner will be there as a consultant after the business is transfered into my name and will actually become an employee of my to help out with the bigger accounts.? The business has gross $50000 consistently for the last?2 years, which we have the records for.? THe overhead on the business is very low as the maintenance materials are all reuseable i.e. buckets, hoses, and towels.? ?

Monthly net income: $2800 from full time job, $450 from Aquarium job.

Monthly expenses: $
??Housing: $ 433
??Insurance: $ 140
??Car expenses: $ 309
??Utilities: $?60
??Phone, cable, internet: $ 140
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464575
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$253.00

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1999	Debt/Income ratio:	40%
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 8	Length of status:	10y 5m
Credit score:	660-679 (Jun-2010)	Total credit lines:	22	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$3,228	Stated income:	$25,000-$49,999
Amount delinquent:	$4,352	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	truth-wind6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay off the delinquent account,

My financial situation:
I am a good candidate for this loan because I only have one delinquent account on my record, and this is the account I'm trying to settle.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	16.98% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 10	Length of status:	5y 1m
Credit score:	720-739 (Jun-2010)	Total credit lines:	34	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$74,745	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	superlaw	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying old debt will boost me far
Purpose of loan:
I own a successful pet services company. The purpose of this loan will pay off the credit card debt and place me into a cash basis. Please read my financial situation below. Paying this off will free more than enough income so that my wife can work for my business and we can have the family business we've always dreamed of. This will consolidate all business debt into one source and we will pay it back much sooner than the deadline.

My financial situation:
This will be used as a business loan. I have great credit, as does my wife. We do well enough to stay a bit ahead, but this debt has been looming over my head for years. Now that I have paid off my personal debt, it's time to work on my business debt.

I have a business that employs about 25 people. Though my personal income is only $45k, my business does a few hundred thousand per year. I have had 15 - 18k in debt since my first year (now going into year 6) and I have had a heck of a time paying it off. I haven't increased my debt in many years, but it has been difficult to pay it off with the fees, etc. We have been bringing down the card balances over years, but it is not soon enough for my satisfaction. This will pay off all of our business credit cards and bring my business to the next level.

Monthly Business net income: $20,000 - $30,000
Monthly expenses: $17,000 - $25,000

I'd greatly appreciate your help. Please feel free to ask questions. I'm happy to answer.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$61.85

Auction yield range:	2.98% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	34%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	8y 9m
Credit score:	740-759 (Jun-2010)	Total credit lines:	19	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$25,458	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	openness-tranquility	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New business opening
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I am opening a new business that has been completed in costrution and will open on 6-29-2010. This loan will allow for my start of payroll for my new employees.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 23.68%	Starting monthly payment:	$37.11

Auction yield range:	7.98% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1991	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 8	Length of status:	0y 11m
Credit score:	680-699 (Jun-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$11,208	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	brightest-refined-credit	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cash emergency- Car broke down
Cash Emergency
This loan will be used to fix my car before vacation. Three days before going on our family vacation, our minivan goes down. I either have to fix my car, rent a car, or cancel vacation. I am trying to avoid the last and do not want to use a credit card or one of those stupid payday loans.

My financial situation: Fair to good
I am a good candidate for this loan because a am responsible and have a good cash flow. However, this just came at a bad time. I am using most of available credit and on-hand cash for home improvements.

Monthly net income: $4400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464637
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$361.52

Auction yield range:	16.98% - 17.00%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1988	Debt/Income ratio:	32%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 8	Length of status:	3y 2m
Credit score:	700-719 (Jun-2010)	Total credit lines:	42	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$6,041	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	spiritual-nickel0	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debt & business capitol
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464649
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	41%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 7	Length of status:	10y 11m
Credit score:	680-699 (Jun-2010)	Total credit lines:	21	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$22,140	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	41%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	safe-dedication9	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I am buying a used car to lower pay
Purpose of loan:
This loan will be used to pay off my current car which has a payment of 623. I what to then buy a car with a much lower payment. Some where around 350 for five years.

My financial situation my financial situation is good. The reason I need this loan is because last year my son died and for awhile my wife and I were unable to work do to our loss.
I am a good candidate for this loan because I am never late on my bills. You will get your money back. All I ask is a chance to prove myself.

Monthly net income: $ 5700

Monthly expenses: $ 4500
??Housing: $0 the house is in my wives name
??Insurance: $800 per year
??Car expenses: $623
??Utilities: $340
??Phone, cable, internet: $200
??Food, entertainment: $659
??Clothing, household expenses 176.
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464661
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.55%	Starting borrower rate/APR:	23.55% / 25.84%	Starting monthly payment:	$389.97

Auction yield range:	7.98% - 22.55%	Estimated loss impact:	8.53%
Lender servicing fee:	1.00%	Estimated return:	14.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1998	Debt/Income ratio:	9%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 13	Length of status:	1y 11m
Credit score:	700-719 (Jun-2010)	Total credit lines:	24	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$24,204	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	astute-economy4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to pay off credit cards

My financial situation:
I am a good candidate for this loan because I have a low debt/income ratio and I do not have any delinquencies. I am willing to borrow up to $15,000.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1989	Debt/Income ratio:	68%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 10	Length of status:	9y 11m
Credit score:	640-659 (Jun-2010)	Total credit lines:	42	Occupation:	Clerical
Now delinquent:	3	Revolving credit balance:	$1,066	Stated income:	$25,000-$49,999
Amount delinquent:	$5,575	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	7
Screen name:	211077	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	600-619 (Jul-2009) 620-639 (Apr-2009) 620-639 (Sep-2008) 600-619 (Mar-2008)
Principal balance:	$274.99	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
home based biz opp
Purpose of loan:
This loan will be used to invest in a home based business opportunity.The?person/persons have been in the home base biz for 19 yrs so I feel they will be able to help me succceed.

I am a good candidate for this loan because I have another prosper loan?for $2500 that only have a balance of $276 left to pay and I have
NEVER missed a payment and I have Never been Late paying it.

Monthly net income: $ 1650.00 (this does not include my husbands income)
Monthly expenses: $
??Housing: $ 700.00
??Insurance: $ 245.00
??Car expenses: $ 220.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 145.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	9y 5m
Credit score:	600-619 (Jun-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$9,618	Stated income:	$50,000-$74,999
Amount delinquent:	$1,105	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	richardopat	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	600-619 (Aug-2009) 640-659 (Jun-2008)
Principal balance:	$921.49	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
New software for new client at 3M
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464679
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	16.98% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1990	Debt/Income ratio:	11%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	3y 10m
Credit score:	740-759 (Jun-2010)	Total credit lines:	44	Occupation:	Teacher
Now delinquent:	8	Revolving credit balance:	$1,091	Stated income:	$50,000-$74,999
Amount delinquent:	$30	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	genuine-market6	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
starting a new business
Purpose of loan:
This loan will be used to? open a business in our community.? The business will offer a one stop marketplaceto?customers from?a variety of vendors that will rent space.

My financial situation:
I am a good candidate for this loan because? I have truly learned from past financial mistakes.? Now I desire to open?a business that can be?great not only for my community but?will also serve to help secure?& stabilize the financial?future of my family.?

Monthly net income: $ 4500????

Monthly expenses: $
??Housing: $ 200????
??Insurance: $ 380????
??Car expenses: $ 522????
??Utilities: $?250
??Phone, cable,?internet: $ 300
??Food, entertainment: $ 400????
??Clothing, household expenses $ 100????
??Credit cards and other loans: $?200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464685
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.28%	Starting borrower rate/APR:	34.28% / 36.72%	Starting monthly payment:	$246.56

Auction yield range:	13.98% - 33.28%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1998	Debt/Income ratio:	42%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 11	Length of status:	15y 1m
Credit score:	660-679 (Jun-2010)	Total credit lines:	55	Occupation:	Military Officer
Now delinquent:	0	Revolving credit balance:	$49,167	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	enriched-p2p8	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off small debts
Purpose of loan:
This loan will be used to? consolidate small outstanding balances

My financial situation:
I am a good candidate for this loan because? I have a good credit history of paying off my debt and I have a guaranteed income being in the military for 15 years. I am deployed to Iraq at this time so my expenses are alot less than usual.? I?am using ?this time to get out of debt.?

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ included in house payment?and medical is covered?by military
??Car expenses: $ 640
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $?0? deployed at this time
??Clothing, household expenses $ 0? living in barricks?until deployed has ended which will be?04/11
??Credit cards and other loans: $ 800
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464697
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$328.23

Auction yield range:	10.98% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1992	Debt/Income ratio:	41%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 12	Length of status:	1y 6m
Credit score:	700-719 (Jun-2010)	Total credit lines:	29	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$8,565	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	reward-creature	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay college tuitions and cards
Purpose of loan:
This loan will be used to pay my daughters college housing expenses in the fall and pay down some high interest credit cards.? About 2K of my credit card debt is as cosigner for my daughter who uses her card basically for school expenses. She is a pre-med student in her 3 rd year of college. She makes the payments towards her card that I cosigned as she is employed part time.

My financial situation:
I am a good candidate for this loan because I am a reliable person who has worked hard all my life.? I have stable income, home and employment history for past 16 years. I have two college degrees and have an only child right now in college who has to move into her own apartment off campus due to limited on campus housing. I bought my home last May 09 and have?incurred costs in rehabbing?the home. My mortgage, taxes and insurance are only?800 dollars a month. ?I have not had high credit card use in many years until now. ??My expenses are lower now that I have a house mate who pays rent.? My monthly income is?3200 that includes 400 monthly rent I collect from a house mate. My daughter will pay me back once her financial aid loans are disbursed and I will pay the loan in less than a year.

Only delinquency listed on my credit report is a 27 dollar phone bill that was not received when I moved over 5 years ago!!!? Upon finding?out about the balance due I paid promptly. ?Thank you for the time you have taken to read my listing. I have faith that the good will of lenders will come through for me at this time.

Monthly net income: $ 3200

Monthly expenses: $ 1509
??Housing: $ 400 ( have room mate)
??Insurance: $ 125
??Car expenses: $ 250 Utilities: $ 100 Phone, cable, internet: $ 109 Food, entertainment: $ 200 Clothing, household expenses $ 0
??Credit cards and other loans: $ 250 Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$161.70

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1976	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	4	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	14 / 12	Length of status:	4y 8m
Credit score:	760-779 (Jun-2010)	Total credit lines:	30	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$13,089
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	return-driver5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fix my house
Purpose of loan:
This loan will be used to?fix up my house. It is 35 years old and needs some fixing and updating?

My financial situation:
I am a good candidate for this loan because I always pay my bills on time, and have a good credit rating?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464721
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$367.30

Auction yield range:	2.98% - 8.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1985	Debt/Income ratio:	27%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	10y 1m
Credit score:	800-819 (Jun-2010)	Total credit lines:	22	Occupation:	Nurse's Aide
Now delinquent:	0	Revolving credit balance:	$23,558	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	courteous-contract9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my my home equity loan
I am a good candidate for this loan because, I pay all my bills on time, and I have a very good credit history. This loan is not for me to use as any means of pleasure, but to help me with paying off on my home equity loan. I am well aware that times are very hard right now in this economy but I have kept a very good track record of holding a decent paying job that keeps me focus every day in order to take care of my financial responsibilities. I am hoping that I can get funded for this loan. Once I am able to put this money towars the home equity loan, my monthly payments will go directly towards paying off this loan.
Thanks for your time in this matter.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464733
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$189.99

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Part-time employee
Enhanced (1-5):	1	Current / open credit lines:	9 / 9	Length of status:	2y 5m
Credit score:	740-759 (Jun-2010)	Total credit lines:	34	Occupation:	Other
Now delinquent:	3	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$94	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	euro-delight4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funding my Son's College Education
Purpose of loan:

This loan will be used to fund my son's education at UCLA (University of California Los Angeles) for the upcoming Summer and Fall semesters. My son has been granted a "full-ride" financial aid package, however, the package will not be dispersed until Fall 2010. Therefore, I intend to use this loan to pay for my son's summer housing (First month and Last month rent and deposit) as well as his summer tuition for courses he is taking as Biochemistry/Economics double major. I tend to pay back the full amount of this loan sometime this Fall, if not, Spring 2011. I have more than enough currently to make the monthly payments on-time until then.

My financial situation:
I am in an excellent financial situation currently, which places me as an excellent candidate for this loan. Besides my employment, I receive continuous financial support form my two older sons and have savings to which I have accumulated over the years.

Monthly net income: $ 1000

Monthly expenses: $ 300
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 50
??Utilities: $ 100
??Phone, cable, internet: $ 50
? Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457948
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1990	Debt/Income ratio:	30%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 16	Length of status:	14y 6m
Credit score:	660-679 (Jun-2010)	Total credit lines:	62	Occupation:	Professional
Now delinquent:	3	Revolving credit balance:	$20,969	Stated income:	$100,000+
Amount delinquent:	$7,063	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	CMJsupply	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	23 ( 85% )	660-679 (Latest)
Principal borrowed:	$30,000.00	< 31 days late:	3 ( 11% )	660-679 (Sep-2009) 640-659 (Jul-2009) 640-659 (Oct-2008) 640-659 (Sep-2008)
Principal balance:	$0.00	31+ days late:	1 ( 4% )
Total payments billed:	27
Description
3rd Loan-Paid Off 30k-For Inventory
Purpose of loan:
I will use this money to again purchase more inventory.? My previous Prosper history should give additional confidence to anyone wanting to bid on my loan.? $30,000 paid back is quite an accomplishment.? I was one of the 1st $25,000 loans with an E credit grade on Prosper.? I have since paid that loan off and got a 2nd loan for more inventory to sell on Ebay.? That loan has also been paid back.? My Ebay user id is cmjsupply.? I have been a member of Ebay since December 19, 1999 and have a 100% Feedback score of 4000 which is Very Rare.? I always put my customers first which I think you can see by my Ebay Feedback score.?

I am also a lender on Prosper and have had 8 out of 14 loans go into default.? I know how frustrating it is when that happens.? That feeling in itself would keep me from defaulting on this loan.??The new Prosper rating system seems a little messed up.? I went from a B to a HR but my Prosper history should answer any doubts about paying back this loan.? For this reason I understand that a higher rate must be demanded so I am increasing my percentage from 14% of my previous loan to the maximum 35% interest rate.? This is an extremely fair interest rate in my opinion.? Based on all of the above, I can guarantee payment of this loan.

My financial situation:
I am still working to be debt free.? My son had brain surgery 4 years ago in March and some of those deliquencies have now shown up on my credit score.? I will pay these medical bills off in the future but I am focusing on getting debt free with creditors first.? The financial breakdown below does not include my Ebay income, which is about $500 a month.

Monthly net income: $ 7000.00

Monthly expenses: $
??Housing: $ 2200.00
??Insurance: $ 165.00
??Car expenses: $ 750.00
??Utilities: $ 400.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 150.00
? New Prosper Loan: $ 275.00

? TOTAL: $ 5090.00

? Monthly Left Over: $ 1910.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461628
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1989	Debt/Income ratio:	26%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	3y 8m
Credit score:	680-699 (Jun-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,219	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	credt-fuse052	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidation my debt
Purpose of loan:
This loan will be used to?I am the process of starting an online Internet business. I need to make sure that my monthly income is more than; what my bills are due. I want to give my business 3 to 6 months to grow into a monthly income and keep my full time job.I need to have certainly and peace of mind as I start my online business and my other debts are being paid on time until my business start making an income around $400 to $600 dollars a month. These high interest rate loan. I want to consolidate as many as I can; so I can become debt free.

My financial situation:
I am a good candidate for this loan because?I HAVE FULL TIME JOB AND?Retired from the military. ?

Monthly net income: $
3800.
Monthly expenses: $?
??Housing:?$1065.?
??Insurance: $150.
??Car expenses: $303.
??Utilities: $250.
??Phone, cable, internet: $ 200.
??Food, entertainment: $150.
??Clothing, household expenses $0.
??Credit cards and other loans: $400.
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 462888
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	4y 11m
Credit score:	620-639 (Jun-2010)	Total credit lines:	28	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$7,768	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	aerocommander	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,495.00	< 31 days late:	0 ( 0% )	560-579 (Sep-2008)
Principal balance:	$854.59	31+ days late:	0 ( 0% )
Total payments billed:	20
Description
Pay off 1st Prosper + Credit Cards
Purpose of loan:
Consolidate the following with cash out for car repair:
Orchard Bank $700
Orchard Bank $700
Prosper $880
Medical Bills $500 (50.00 per month minimum)

My financial situation:
I have steady, full time income as a design engineer and have been in the position for just about 5 years. I receive periodic bonuses as well. My credit delinquencies are from years ago when I was unemployed and then working a commission only job.
My credit score has gone up over 60 points since my first Prosper loan. I have always paid on time with auto-debit, and all of my other bills are on time as well. This loan will help me get more streamlined, and eliminate my cards that have an annual fee.

Monthly net income: $ 3000.00 (not including bonuses)

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 45
??Car expenses: $ gas paid by employer
??Utilities: $ 150
??Phone, cable, internet: $ 190
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1989	Debt/Income ratio:	15%
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	0 / 0	Length of status:	0y 11m
Credit score:	700-719 (Jun-2010)	Total credit lines:	3	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	28
Screen name:	bonus-puppy	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WANTMYOWNHOME
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$204.80

Auction yield range:	10.98% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	9%
Basic (1-10):	6	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	1y 11m
Credit score:	740-759 (Jun-2010)	Total credit lines:	14	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$1,231	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kindness-pro	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	740-759 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	600-619 (Sep-2008)
Principal balance:	$517.45	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Tuition for daughter's LPN school
Purpose of loan:
This will help my daughter until her financial aid arrives.

My financial situation:
I am a good candidate for this loan because I have a good income and have been 100% faithful on my previous loan through Prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463370
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$333.48

Auction yield range:	10.98% - 23.00%	Estimated loss impact:	10.56%
Lender servicing fee:	1.00%	Estimated return:	12.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1995	Debt/Income ratio:	39%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	15 / 15	Length of status:	10y 4m
Credit score:	740-759 (Jun-2010)	Total credit lines:	35	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$23,837	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Getoutofdebtnow	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 97% )	740-759 (Latest)
Principal borrowed:	$6,300.00	< 31 days late:	1 ( 3% )	720-739 (Oct-2008) 700-719 (Nov-2007) 780-799 (Jun-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Debe Consolidation
Purpose of loan:
This loan will be used to? Debt consolidation? I would like to combine two credit cards into one monthly payment.? I will be closing out the two credit cards.

My financial situation:
I am a good candidate for this loan because? I have been paying my payments and would like to close the credit cards and move to one monthly payment.??

Monthly net income: $ 90000

Monthly expenses: $
??Housing: $ 2100
??Insurance: $
??Car expenses: $800 of which one car will be paid for in 1 year and the other 11/2 years
??Utilities: $ 140
??Phone, cable, internet: $ 100
??Food, entertainment: $?500
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463868
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$86.66

Auction yield range:	3.98% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	4y 8m
Credit score:	700-719 (Jun-2010)	Total credit lines:	23	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$3,579	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	13
Screen name:	loyalgain	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	660-679 (Apr-2010) 660-679 (Mar-2010) 600-619 (Oct-2007)
Principal balance:	$0.15	31+ days late:	0 ( 0% )
Total payments billed:	31
Description
Pay Off CC - I would rather Pay You
Purpose of loan:
This loan will be used to pay off a HIGH interest Credit Card, I would rather pay the loan amount and interest to lenders on Prosper.

My financial situation:
I am a good candidate for this loan because this is my second Prosper Loan, first one is paid off without a hitch on time every time... a few years back we filed bankruptcy and you'll notice have worked hard on re-building our credit.? My wife and I take our finances seriously and this loan will be used to better our credit standing because it's being used to pay off a higher interest credit card.

Our Monthly Income is a little over $4,500
Our Mortgage is $1100
Our Car is $350
Utilities $300

This loan is for putting us in a better place in the way of interest, the payments are already in our budget and are being paid on time to the CC company, I would simply rather pay you here on Prosper.

Please feel free to ask any questions, Happy Bidding.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	9 / 9	Length of status:	18y 11m
Credit score:	700-719 (Jun-2010)	Total credit lines:	31	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$78,437	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	listing-genome	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I hope to be Jazzercise instructor
Purpose of loan:
This loan will be used to?purchase a Jazzercise substitute teacher?franchise, audio and headset/mike, insurance,?the yearly substitute teacher fee, as well as a bit of a cushion if other unexpected financial needs arise. I will also need to pay for lodging and meals when I go to 3-day Jazzercise workshops which are 3 hours away from home. My interest is in becoming?a Jazzercise substitute teacher 5-6 times per week. The photo I've inserted above is of me on the left, my daughter Nora (31) in the middle and my daughter Anna (age 34). My 2 daughters (and my husband and 2 grandgirls) are very supportive and encouraging to me on my endeavor. Thank you so much for offering?help through this website. With your help, I will?be teaching Jazzercise by September.

My financial situation:
I am a good candidate for this loan because I pay my bills on time, am passionate about Jazzercise -- especially teaching it to others -- and have a stable?full time job. I have been?a medical transcriptionist?since 1970. I am responsible, mature, honest?and dedicated.?I will earn at least $250 per month from Jazzercise teaching alone. That is well above the required payment listed above ($135.)?at 35% interest. My husband has an income as well.

Monthly net income: As of September 1, my husband's retirement pensions will start coming in more regularly. We expect approximately $5600 each month from his retirement income alone. One of his pensions is from the VA -- Bruce is a Viet Nam veteran. In?May, I?started a new part time transcription job with a different company (FutureNet) and am currently bringing home about $300 every two weeks. That income?will increase as I become?more?familiar with my work accounts, and produce more medical reports. I hope to?teach Jazzercise as a substitute while?keeping my part-time medical transcription job, and continue teaching Jazzercise?even after I?retire from transcription. I do not see any reason to?ever give Jazzercise up.

Monthly expenses: $
??Housing: $1058 (including PITI)
??Insurance: $300 (including auto and life)?
??Car expenses: $150 (gas and?maintenance)?
??Utilities: $500. (internet, phone, TV, water, gas, PGE)?
??Phone, cable, internet: $ see above
??Food, entertainment: $500
??Clothing, household expenses $200
??Credit cards and other loans: $1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2000	Debt/Income ratio:	34%
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 6	Length of status:	9y 10m
Credit score:	660-679 (Jun-2010)	Total credit lines:	15	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$667	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	mwilliams716	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Help Getting Out of Debt!
Purpose of loan:
This loan will be used to? catch up my family finances, and allow me to payoff credit cards, student loans, etc so that I can minimize my monthly liabilities, and being to make smart savings investments.

My financial situation:
I am a good candidate for this loan because? I am a very driven and trustworthy individual, and have just made a few financial mistakes which I need a little help to get back on track!

Monthly net income: $ 3600.00

Monthly expenses: $ 3600.00
??Housing: $ 920.00
??Insurance: $ 150.00
??Car expenses: $ 1300.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $?200.00
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$228.52

Auction yield range:	3.98% - 15.00%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	24y 9m
Credit score:	780-799 (Jun-2010)	Total credit lines:	40	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$10,597	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	21%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	deal-wildebeest	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for elective surgery
Purpose of loan:
This loan will be used to pay for elective surgery?

My financial situation:
I am a good candidate for this loan because I have good credit history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$119.28

Auction yield range:	16.98% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1991	Debt/Income ratio:	27%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 6	Length of status:	2y 8m
Credit score:	700-719 (Jun-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$163	Stated income:	$25,000-$49,999
Amount delinquent:	$377	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	14
Screen name:	dollar-tempo4	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing the bathroom
Purpose of loan:
This loan will be used to fix the bathroom in my house.

My financial situation:
I am a good candidate for this loan because I pay my bills on time and have a fair credit score above 650. I am a hard working individual and believe in good work ethics.? I pay my bills on time and take full responsibility for my actions.? I am a single mother raising three children to be responsible individuals.

The delinquency shown on my account is a utility bill which I am planning on paying in full in July.? My eldest child just graduated from High School this year an I got a little behind as I provided for his senior activities.? Now that I have senior stuff out of the way I will be on schedule with? that account.

The money that I am requesting to borrow will be used to fix and update the main bathroom in my house.? It is in desperate need of repairs.? I have done quick temporary home made fixes, but that will no longer suffice. I need to have a professional come in and make all things new.

Thanks for your consideration.

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $ 575
??Insurance: $ 115
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 80
??Food, entertainment: $ 300
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$623.54

Auction yield range:	10.98% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2007	Debt/Income ratio:	11%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	1y 3m
Credit score:	720-739 (Jun-2010)	Total credit lines:	4	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$2,974	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	32%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dime-spartan1	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for honeymoon vacation
Purpose of loan:
This loan will be used to cover honeymoon vacation in Hawaii.

My financial situation: full-time IT Manager in medium-sized company in Philadelphia, PA
I am a good candidate for this loan because my bi-weekly paycheck allows me to pay monthly payment on time and in full.

Monthly net income: $4500-5000

Monthly expenses: around $2000 (see below)
??Housing: $710 (rent, 1 bedroom)
??Insurance: $170 (car only)
??Car expenses: $180 (2010 Toyota Camry lease)
??Utilities: $55 (PECO only)
??Phone, cable, internet: $90 (AT&T, Verizon DSL)
??Food, entertainment: $400-500
??Clothing, household expenses $400
??Credit cards and other loans: $0 (pay in full every month)
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1983	Debt/Income ratio:	33%
Basic (1-10):	5	Inquiries last 6m:	10	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	35 / 32	Length of status:	19y 10m
Credit score:	700-719 (Jun-2010)	Total credit lines:	93	Occupation:	Professor
Now delinquent:	0	Revolving credit balance:	$17,635	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	intrepid-camaraderi4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping my Children
Purpose of loan:
This loan will be used? to help my children who are in need of some extra money, I can't afford the 2000, but I can afford a monthly payment of $90.?

My financial situation:
I am a good candidate for this loan because I have never made a late payment and always pay my debt and need this money.

Monthly net income: $ 7863.00

Monthly expenses: $
??Housing: $ 875
??Insurance: $?133
??Car expenses: $ 460
??Utilities: $ 190
??Phone, cable, internet: $?225
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 450
??Other expenses: $ 900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$170.89

Auction yield range:	3.98% - 13.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	14%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 13	Length of status:	9y 5m
Credit score:	700-719 (Jun-2010)	Total credit lines:	30	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$17,009	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	unafraid-felicity1	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinancing 401k
Purpose of loan:
This loan will be used to? Pay off a 401k loan.? I can only have one outstanding loan.? I'll use these funds to pay off the loan, to take out another, and pay off Pay Pal.? Easy money in interest for about 3 months!

My financial situation:
I am a good candidate for this loan because? It will be paid back in 3 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	7.98%	Starting borrower rate/APR:	8.98% / 11.07%	Starting monthly payment:	$635.81

Auction yield range:	7.98% - 7.98%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	41%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	15 / 15	Length of status:	14y 0m
Credit score:	780-799 (Jun-2010)	Total credit lines:	22	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$38,373	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	best-awesome-fund	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolodation
Purpose of loan:
This loan will be used to? consolidate high interest credit card loans that have skyrocketed our payments in the last 6 months

My financial situation:
I am a good candidate for this loan because? we can easily manage a payment of 650 a month

Monthly net income: $5000

Monthly expenses: $ 4000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$101.06

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1984	Debt/Income ratio:	3%
Basic (1-10):	8	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	2y 2m
Credit score:	680-699 (Jun-2010)	Total credit lines:	9	Occupation:	Postal Service
Now delinquent:	0	Revolving credit balance:	$876	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	goodhearted-transaction5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Emergency Moving Money
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I have been able to pay all my bills on time?

Monthly net income: $ 3746

Monthly expenses: $
??Housing: $400
??Insurance: $100?
??Car expenses: $ 0
??Utilities: $100
??Phone, cable, internet: $100
??Food, entertainment: $ 100
??Clothing, household expenses $70
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.38%	Starting borrower rate/APR:	26.38% / 28.71%	Starting monthly payment:	$80.99

Auction yield range:	10.98% - 25.38%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1990	Debt/Income ratio:	36%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 11	Length of status:	11y 3m
Credit score:	660-679 (Jun-2010)	Total credit lines:	35	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$11,375	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	inspiring-exchange8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills
Purpose of loan:
This loan will be used to? pay off bills

My financial situation:
I am a good candidate for this loan because?
I pay my bills on time every month
Monthly net income: $ 3,200

Monthly expenses: $
??Housing: $ 680.50
??Insurance: $ 260.00
??Car expenses: $ 915.00 plus other bills included in this amount
??Utilities: $ 150.00
??Phone, cable, internet: $ 300.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	13.98% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1989	Debt/Income ratio:	39%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	1y 11m
Credit score:	620-639 (Jun-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,247	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	sugar1118	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,800.00	< 31 days late:	0 ( 0% )	600-619 (Sep-2009) 580-599 (Feb-2008) 600-619 (Jan-2008)
Principal balance:	$889.21	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
A more affordable life
Purpose of loan
I am looking for $3000.00 with which to pay-off approximately $2200.00 in revolving/credit card debt and $800.00 to use to pay off small personal loan with a payment of $126.00.?? I have been a prosper customer for 2 ? years and have never been late with a payment, which will be paid off in Feb. 2011.? My credit is finally starting to look better and with this loan I will be able to pay-off the nagging credit card bills and increase my credit score.? I have worked very hard the last couple of years to turn things around and it?s starting to pay-off.? I have shredded all my credit cards and only use my debt card now, unfortunately there never seems to be enough to pay extra on the credit card bills and I?m not making any headway with them.? At the rate I?m going, it will take forever to pay these small balances off.? By doing this, I will be lowering my monthly debt by approximately $120.00, but more importantly, I?ll know that in 3 years I?ll be free of this debt!? Thank you in advance for your help.My financial situation:
I am a good candidate for this loan because?
I have a very stable income.? I work for a school district all year as an administration secretary.? I have worked hard to make good on some old credit issues and am finally starting to see daylight.? My husband is takes care of the house, insurance and utilities and my check is only used for my credit cards and living expenses.
Monthly net income: $ 1800.00

Monthly expenses: $ 546.00
??Housing: $
??Insurance: $
??Car expenses: $ 100.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 246.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2002	Debt/Income ratio:	56%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	7 / 6	Length of status:	2y 0m
Credit score:	640-659 (Jun-2010)	Total credit lines:	18	Occupation:	Clerical
Now delinquent:	2	Revolving credit balance:	$231	Stated income:	$1-$24,999
Amount delinquent:	$153	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	first-courteous-truth	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my personal loans
Purpose of loan:
This loan will be used to? pay off personal loans and credit cards
My financial situation:
I am a good candidate for this loan because?I will promise to make all payments on time.?

Monthly net income: $ 1600

Monthly expenses: $
??Housing: $ 250
??Insurance: $
??Car expenses: $
??Utilities: $ 300
??Phone, cable, internet: $
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1998	Debt/Income ratio:	14%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	3y 5m
Credit score:	700-719 (Jun-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$379	Stated income:	$75,000-$99,999
Amount delinquent:	$14,142	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	16
Screen name:	magical-greenback7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to get my credit history back on the right track. Also to lower my overall monthly payments to start to be able to have a savings for emergencies.

My financial situation:
I am a good candidate for this loan because I am dedicated to getting this situation taken care of. I believe that everyone deserves a second chance and hope that someone out there will provide me with one. To list something like this has got to be the most humiliating thing I can think of, I have never had to do something like this and once I am back on track will do what?I can to be in a position to be able to help other people in the same position.

Monthly net income: $3200

Monthly expenses: $
??Housing: $ 775
??Insurance: $ 65
??Car expenses: $ 280
??Utilities: $
??Phone, cable, internet: $100
??Food, entertainment: $200
??Clothing, household expenses $
??Credit cards and other loans: $1400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464498
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	32%
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	6 / 5	Length of status:	5y 5m
Credit score:	760-779 (Jun-2010)	Total credit lines:	29	Stated income:	$50,000-$74,999
Now delinquent:	1	Revolving credit balance:	$0
Amount delinquent:	$2,009	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	favorite-peso4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off personal debt.
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464518
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$636.77

Auction yield range:	16.98% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	38%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 5	Length of status:	5y 9m
Credit score:	700-719 (Jun-2010)	Total credit lines:	47	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$227	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	12
Screen name:	credit-eagle826327	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Loan Needed
Purpose of loan:
This loan will be used to cover the remaining cost of medical surgery.

My financial situation:
I am a good candidate for this loan. As you noticed since the bankruptcy and even before the bankruptcy I always paid my bills. I had to file bankruptcy for a business purpose. I have obtained two vehicle loans since the BK and have paid them on time. I also have been building my credit with some small credit cards which have been paid off. My debt is low and income is very stable. I will also be paying off this loan in one year instead of 3. I take pride in my credit history and always have.

Monthly net income: $ 4,500

Monthly expenses: $
Housing: $ 200
Insurance: $ 100
Car expenses: $ 500
Utilities: $ 50
Phone, cable, internet: $ 0
Food, entertainment: $ 200
Clothing, household expenses $ 0
Credit cards and other loans: $ 15
Other expenses: $0Purpose of loan:
This loan will be used to cover the remaining cost of medical surgery.

My financial situation:
I am a good candidate for this loan. As you noticed since the bankruptcy and even before the bankruptcy I always paid my bills. I had to file bankruptcy for a business purpose. I have obtained two vehicle loans since the BK and have paid them on time. I also have been building my credit with some small credit cards which have been paid off. My debt is low and income is very stable. I will also be paying off this loan in one year instead of 3. I take pride in my credit history and always have.

Monthly net income: $ 4,500

Monthly expenses: $
Housing: $ 200
Insurance: $ 100
Car expenses: $ 500
Utilities: $ 50
Phone, cable, internet: $ 0
Food, entertainment: $ 200
Clothing, household expenses $ 0
Credit cards and other loans: $ 15
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464530
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.68%	Starting borrower rate/APR:	22.68% / 24.95%	Starting monthly payment:	$92.50

Auction yield range:	7.98% - 21.68%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1972	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	22 / 17	Length of status:	28y 5m
Credit score:	700-719 (Jun-2010)	Total credit lines:	37	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$51,387	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	justaregularguy-33	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected expenses - medical & car
Purpose of loan:
This loan will be used to? pay unexpected expenses due to surgery and?car expenses.

My financial situation:
I am a good candidate for this loan because? I always pay my bills on time.

Monthly net income: $ 3611

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$336.94

Auction yield range:	10.98% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	5y 7m
Credit score:	720-739 (Jun-2010)	Total credit lines:	16	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$12,808	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	green-spirited-greenback	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to update business equipment
Purpose of loan:
Fix one A/C unit that is not working and update the seating area with new chairs and tables. Fix small minor items that need attention mainly cosmetic work on my part.

My financial situation:
I own and operate a restaurant/lounge/nightclub that is open 7 days a week from 10am to 2am. We cater to a diverse crowd young and old, the bar has been open since the early 1930's. I have owned it for a little over 3 years now, I also own the bldgs. I am not sure why it is giving me a D rating, my credit score is very good, the credit card debt is solely business related which gets payed weekly, I use my cards to acquire airline miles so the debt is constantly revolving. I have never missed a payment on any bills and usually pay them early, most of my distributors are cash transactions because of state rules not allowing credit on alcohol. I can borrow locally no problem, I am really trying to see if Prosper works as a borrower and for a potential investor.

Monthly gross income:
We gross between $38k to $65+ a month depending on the time of year, summer is the slow time for us. Net after taxes and expenses is usually between $4k to $10k. Year ending 2009 gross sales was just under $600k. Year to date sales 2010 ending May $214k.

Monthly expenses:
My personal expenses run around $2100 a month, I am paid a salary that is included in the payroll expenses and separate from the final net of the business.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$207.21

Auction yield range:	16.98% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1987	Debt/Income ratio:	3%
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	1 / 1	Length of status:	10y 5m
Credit score:	660-679 (Jun-2010)	Total credit lines:	19	Occupation:	Professional
Now delinquent:	3	Revolving credit balance:	$515	Stated income:	$75,000-$99,999
Amount delinquent:	$3,240	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	deal-zoo6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a tax debt
Purpose of loan:
This loan will be used to?pay off a state tax debt that I have negotiated down over months and months.?
?

My financial situation:
I am a good candidate for this loan because my credit score is pretty good I have low debt ratio and usually pay for most of my belongings with cash.? I also have been at the same job for nine years. I am working on building my credit back up and this would really give me a boost especially since I have not been delinquent on any debt for over 5 years.??I look forward to your?help. Thank you for looking at my listing and helping me out. Any questions please ask me.?

Monthly net income: $ 8,000

Monthly expenses: $
??Housing: $ 2,585
??Insurance: $ 325
??Car expenses: $ 300 (fully paid for)
??Utilities: $ 195
??Phone, cable, internet: $ 110
??Food, entertainment: $ 500
??Clothing, household expenses $ 600
??Credit cards and other loans: $ 325
??Other expenses: $ 750
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464578
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 34.02%	Starting monthly payment:	$42.45

Auction yield range:	10.98% - 29.00%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2007	Debt/Income ratio:	4%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	1y 8m
Credit score:	660-679 (Jun-2010)	Total credit lines:	2	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	castanets9	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A couple of bills to pay
Purpose of loan:
This loan will be used to pay off a couple of bills and can be paid off in a few months

My financial situation:
I am a good candidate for this loan because I do make decent money at my job and I can pay this off in just a few months. I just need some money to get myself on the right foot and the right track.

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $ 700
??Insurance: $?
??Car expenses: $ 130
??Utilities: $ 50
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464590
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2004	Debt/Income ratio:	58%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	15 / 15	Length of status:	1y 8m
Credit score:	640-659 (Jun-2010)	Total credit lines:	30	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$660	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	33
Screen name:	steady-dough031	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
StudentLoan/CrCards/LivingExp
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2004	Debt/Income ratio:	50%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	1y 3m
Credit score:	640-659 (Jun-2010)	Total credit lines:	6	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$1,347	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	16%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	fairness-enjoyment	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for an auto purchase
Purpose of loan:
This loan will be used to?fund start up costs for an authorized dealer location of AT&T.

My financial situation:
I am a good candidate for this loan because?i have?worked in the cell phone industry since 2005 and am currently working for AT&T i have knowledge of all of the products?offered and of all of the competitors and have first hand training from AT&T?

Monthly net income: $ 3500

Monthly expenses: $ 1000
??Housing: $
??Insurance: $
??Car expenses: $ 600
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $200
??Clothing, household expenses $
??Credit cards and other loans: $100
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$361.42

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1992	Debt/Income ratio:	19%
Basic (1-10):	4	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 7	Length of status:	0y 0m
Credit score:	720-739 (Jun-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,250	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	attractive-nickel0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Card Debt
About Me:
I work Full-time now as a Project Manager.? I started two companies over the course of an 8-year time span.? One was an IT consulting company and the other was a Website Design/Development and Project Management consulting company.? Both were successful for a while but due to the lack of residual income and to the economy, both ventures were dissolved. If you would like to know more information about me, please feel free to contact me directly.? Thank you.

Purpose of loan:
This loan will be used to pay off credit card debt.

My financial situation:
I am a good candidate for this loan because I never missed a payment, have great credit, and have a good paying job. I intend to pay this loan off by or before the time frame specified.

Monthly net income: $ 6,800 (just started a new job in June 2010 and can provide pay stub and have employment verified if requested)

Monthly expenses: $
??Housing: $
??Insurance: $ 200
??Car expenses: $ 275
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 10,000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464628
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$79.73

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1996	Debt/Income ratio:	9%
Basic (1-10):	9	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 14	Length of status:	6y 7m
Credit score:	780-799 (Jun-2010)	Total credit lines:	34	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$18,720	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	skillful-affluence6	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Free me of BoA!!!
Purpose of loan:
This loan will be used to free me of my Bank of America credit card??that is at a high interest rate. They suck! :-) Well... I have my mortgage through them too so they don't suck so much. :-)

My financial situation:
I am a good candidate for this loan because I believe in paying my bills on time. It's?only fair.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$159.04

Auction yield range:	16.98% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1988	Debt/Income ratio:	14%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 14	Length of status:	29y 5m
Credit score:	660-679 (Jun-2010)	Total credit lines:	50	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$27,104	Stated income:	$100,000+
Amount delinquent:	$3,668	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fulfilling-wealth6	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying son first car
Purpose of loan:
This loan will be used to buy my son his first?reliable car

My financial situation:
I am a good candidate for this loan because?I do payoff my loans

Monthly net income: $ 10963

Monthly expenses: $
??Housing: $ 2950
??Insurance: $ 232
??Car expenses: $200
??Utilities: $?150
??Phone, cable, internet: $150
??Food, entertainment: $ 600
??Clothing, household expenses $200
??Credit cards and other loans: $ 500
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464640
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$175.41

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	3y 7m
Credit score:	740-759 (Jun-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,763	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ore-quest	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Being sued by stalker ex fiance
Purpose of loan: The purpose of this loan is to help pay a portion of my attorney's fees. I'm an innocent defendant in a civil lawsuit brought against me by my ex fianc?. Half of his case was thrown out of court but he's still suing me for defamation and emotional distress. I ended our engagement in August of 2009 and he subsequently stalked and harassed me for several months. I was unable to get a permanent restraining order and the few measures I've taken to protect myself, he's now using against me in the courtroom. I'm at the end of my rope and don't know where else to turn for financial help.
My financial situation: My financial situation is tight but I always find a way to get my bills paid. I'd prefer not to take on any credit card debt which is why I'm creating a profile on Prosper. As you can see, I pay my credit cards off in full every month. I've had to rely on the help of friends, family and a line of credit with the bank to get me through this situation. I am a good candidate for this loan because I'm very responsible but the economy hit my business hard and I was still getting by month to month before my ex initiated the lawsuit. I'm doing everything I can to stay afloat while defending myself. These are unusually difficult times for everyone and unfortunately, I'm no exception to that rule. What I can say is that I understand the responsibility of financial lending and paying off debts. If you choose to help me, I'll do everything in my power to ensure you are repaid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464646
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	0y 6m
Credit score:	660-679 (Jun-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$23,897	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	commerce-assembler9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help pay house taxes and bills
Purpose of loan:
Hello, this loan will be used to help my parents and myself pay bills for a six family building we own in NY. We will have 3 apartments vacant by the end of July and will have to do some retouching up before re-renting them but we have some bills that need to be paid which include mainly the the property tax, water bill, insurance, etc, which overall add up to over a few thousands of dollars and we don''t have enough money right now to pay off all of them. Money borrowed will also be used to do any fixing needed to apartments when vacant if needed.

My financial situation:
I am a good candidate for this loan because I currently make anywhere from $1,800-$2,500 a month, and would be able to pay off the debt by the end of year if needed, but i know Prosper lists this as a 36 month loan, so i'm willing to pay the extra interest over the 36 months to get this money within the next few weeks because the extra money would definitely help me and my parents out within the next few months with paying off most of these bills. *Also please note that even though my revolving credit balance it at $23k, only about $7k is my own, the rest of that is my parents credit card accounts that i am linked with.

Monthly net income: $ Anywhere from $1,800-$2,500

Monthly expenses: $
??Housing: $0(owns the place living in)
??Insurance: $0
??Car expenses: $200
??Utilities: $150
??Phone, cable, internet: $150
??Food, entertainment: $400
??Clothing, household expenses $200
??Credit cards and other loans: $200
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464652
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.53%	Starting borrower rate/APR:	21.53% / 23.79%	Starting monthly payment:	$948.69

Auction yield range:	7.98% - 20.53%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1989	Debt/Income ratio:	45%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 11	Length of status:	0y 7m
Credit score:	800-819 (Jun-2010)	Total credit lines:	28	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$11,912	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	steady-revenue8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business start-up funds
Purpose of loan:
This loan will be used to purchase a pool route with an existing customer base and current net income of $90,000/yr.? I have researched this thoroughly, and I am utilizing a reputable company (National Pool Route Sales).? The route I want to purchase has been established for over 4 years, and has a stable payment history.? The seller and the pool route broker will be providing ongoing support and training as well.? My financial situation:
I am a good candidate for this loan because I am honest, hard-working, and trustworthy, with a strong history of repaying my debts.? I have previous experience in business ownership, and I know what it takes to be successful.? In addition, my overhead will be minimal, as I plan to run the business out of my home.?

I also plan to join the Independent Pool and Spa Service Association (IPSSA), which offers a million dollar liability insurance policy, along with route coverage should I become sick or injured, further protecting your investment.

Furthermore, I am investing $15,000 of my personal funds in this business venture, so I most definitely plan to succeed!?

Current Monthly net income: $4000.00

Monthly net income including pool route:? $7500.00Current Monthly expenses: $ 2915.00
? Housing: $1100.00
? Insurance: $90.00
? Car expenses: $250.00
? Utilities: $250.00
? Phone, cable, internet: $200.00
? Food, entertainment: $600.00
? Clothing, household expenses $125.00
? Credit cards and other loans: $300.00
? Other expenses: $

Current Income less expenses:? $1,085.00 (Which is enough to repay this loan, even without the additional income from the pool route.)

After start-up, income less expenses will leave a remainder of $4585.00 each month.? Not to mention the fact that I also have the potential to acquire additional customers as time goes on, further increasing my profits.????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464658
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 12.75%	Starting monthly payment:	$31.89

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2003	Debt/Income ratio:	16%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	3y 2m
Credit score:	720-739 (Jun-2010)	Total credit lines:	4	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,746	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brightest-refined-payment	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off
Purpose of loan:
This loan will be used to pay a medical bill

My financial situation:
I am a good candidate for this loan becauseve good established credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1990	Debt/Income ratio:	78%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	11 / 11	Length of status:	3y 5m
Credit score:	660-679 (Jun-2010)	Total credit lines:	28	Stated income:	$1-$24,999
Now delinquent:	2	Revolving credit balance:	$8,207
Amount delinquent:	$23,048	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	16
Screen name:	listing-society	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory for a business
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464688
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	7%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	18y 2m
Credit score:	640-659 (Jun-2010)	Total credit lines:	45	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$3,389	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	attractive-order1	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing off the Basement
Purpose of loan:
This loan will be used to?
Finish off the basement so that my new wife's children will have their own bedrooms.
My financial situation:
I am a good candidate for this loan because?
I am divorced from the lady who spent and spent.? I am in charge of my finances now. I am and will continue to be gainfully employed.? Nearly 20 years at my current job.
Monthly net income: $
4700
Monthly expenses: $
??Housing: $ 1200
??Insurance: $
??Car expenses: $ paid for
??Utilities: $ 95
??Phone, cable, internet: $ 130
??Food, entertainment: $?200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464694
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.17%	Starting monthly payment:	$58.81

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2000	Debt/Income ratio:	18%
Basic (1-10):	4	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	5y 2m
Credit score:	640-659 (Jun-2010)	Total credit lines:	21	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$88	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	bountiful-dough6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt & improving credit
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464706
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$1,047.64

Auction yield range:	16.98% - 28.00%	Estimated loss impact:	19.63%
Lender servicing fee:	1.00%	Estimated return:	8.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	3y 0m
Credit score:	720-739 (Jun-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$12,655	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	renewal8	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business capital
Purpose of loan:
This loan will be used to?open Curly Hair Affair, LLC, a hair retail store specializing in products specifically designed for multi-textured?curly hair.

My financial situation:
We?have worked hard to maintain a good credit rating and that is very important to us.? We pay all of?our bills on time and have managed to do so in the tough economic market. We have recently relied more on credit cards in order to build on our emergency?savings.?But we have enough disposable income to cover the loan payments while waiting for the business to become profitable.

Monthly net income: $12,660?

Monthly expenses: $
??Housing: $4000
??Insurance: $158
??Car expenses: $600
??Utilities: $290
??Phone, cable, internet: $220
??Food, entertainment: $600
??Clothing, household expenses $500
??Credit cards and other loans: $300
??Other expenses: $ -
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464712
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	30%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	10 / 10	Length of status:	0y 0m
Credit score:	740-759 (Jun-2010)	Total credit lines:	21	Stated income:	$50,000-$74,999
Now delinquent:	3	Revolving credit balance:	$57,209
Amount delinquent:	$860	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	truth-taxi6	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Just retired, and want to pay down
Purpose of loan:
This loan will be used to?pay down credit cards.?

My financial situation:
I am a good candidate for this loan because? I pay my bills on time, lost my position in December of 2009 but recently tetired.?

Monthly net income: $ 4400.00

Monthly expenses: $
??Housing: $?2000
??Insurance: $ 300
??Car expenses: $ 500
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464718
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$207.30

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	28%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	20 / 17	Length of status:	3y 8m
Credit score:	720-739 (Jun-2010)	Total credit lines:	40	Occupation:	Architect
Now delinquent:	0	Revolving credit balance:	$12,273	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	successful-velocity	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	720-739 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	0 ( 0% )	680-699 (Aug-2009)
Principal balance:	$4,414.19	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Reducing Credit Card Debt
Purpose of loan:
This loan will be used reduce my Credit Card Debts.? I'd like to apply this to those with higher percentages.

My financial situation:
I am a good candidate for this loan because I am financially responsible to all the debt I have created.? I own a home, own a car and have never defaulted on any of those payments.? I have been diligently working on reducing my debt and feel this could help me get there a little quicker.? I already try to pay more than minimum payment on my CC debts to help reduce them quicker.? My credit score history has gone up, showing I am working very hard and making all payments on time.

Monthly net income: $

Monthly expenses: $
??Housing: $ 760.00
??Insurance: $ 100.00
??Car expenses (loan): $ 280.00
??Utilities: $ 50.00 - 100.00
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464724
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$204.80

Auction yield range:	10.98% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	16%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 4	Length of status:	2y 5m
Credit score:	700-719 (Jun-2010)	Total credit lines:	43	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$3,552	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bonus-dolphin9	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 45
??Phone, cable, internet: $ 43
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.